UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-02297

Stratton Multi-Cap Fund, Inc.

(Exact name of registrant as specified in charter)

610 W. Germantown Pike, Suite 300 Plymouth Meeting, PA	19462-1050
(Address of principal executive offices)	(Zip code)

Patricia L. Sloan, Secretary/Treasurer

Stratton Multi_Cap Fund, Inc.

610 W. Germantown Pike, Suite 300

Plymouth Meeting, PA 19462-1050

(Name and address of agent for service)

Registrant’s telephone number, including area code: 610-941-0255

Date of fiscal year end: December 31

Date of reporting period: September 30, 2007

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

September 30, 2007

Third Quarter Report

STRATTON
MUTUAL FUNDS
Stability·Strategy·Success

DEAR FELLOW SHAREHOLDER:

THE INTERNATIONAL OUTLOOK

Developing countries account for 20% of the world’s Gross Domestic Product (GDP). This group of countries which contains 85% of the world’s potential labor force is growing at a 7% annual rate. These countries are net exporters on balance and because of sizeable income discrepancies they have a national savings rate of roughly 30% compared to 12% in the U.S. The overall global growth in the second quarter was 3.4%; G-7 countries accounted for 80% of Global GDP and a growth rate of 2.3%. The rest of the world accounted for the other 20% with a growth rate of 7.3%. The G-7 economies are slowing down and the developing economies in the Pacific rim, Latin America and Eastern Europe are booming.

HOUSING AND THE MORTGAGE PROBLEM

There are two basic credit problems that have been created by the boom in housing. The first is that many people with good credit overextended themselves and borrowed against the steadily increasing values of their home. As a result, mortgage interest payments now represent 6.4% of personal disposable income. Non-mortgage interest payments add 2.5%, so the total amount a consumer is paying in interest is 9% of their personal income. This discourages spending on big ticket items. The second problem in the mortgage market is the sub-prime issue. During the last four years, many who normally would not qualify for mortgage loans were granted them. Lenders reached out to people who were renters and put them in homes so they could build equity. This is commendable, however, it was overdone. The rules were bent and many persons acquired properties while not meeting the barest standards of income justification.

LIQUIDITY CRISIS AND THE FEDERAL RESERVE

In the third quarter of 2007, world financial markets went through crises that were triggered by these sub-prime mortgages. Every Federal Reserve interest rate tightening cycle ends with a financial crisis. In 2007 it ended with the sub-prime mortgage mess. In September the Fed reduced interest rates by 50 basis points as a reaction to the worldwide liquidity crisis. They were concerned that the U.S. economy was slowing too quickly and they wanted to stimulate it in the months ahead. One byproduct of Fed action was the foreign exchange value of the U.S. dollar fell to a new low, while inflation hedges such as gold and oil rose to new highs. The world understands completely that current Fed policy and budget policy will result in a steadily weakening dollar. This is good for U.S. exporters and bad for the U.S. consumer.

INVESTMENT STRATEGY

We currently favor companies that have a large international component as compared to all domestic companies. We seek to underweight banking and consumer sectors. They represent weak components of the U.S. economy. We emphasize companies that are in capital goods, technology, materials and energy as they represent worldwide demands for their products in strong sectors of the economy unrelated to the consumer. We want to own companies with strong cash flows and avoid those with any question about their liquidity or credit quality. We want to own companies that have the opportunity to export to rapidly developing markets as opposed to companies tied only to the U.S. domestic market.

Sincerely yours,

James W. Stratton

      Chairman

October 19, 2007

Distributed by PFPC Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406-1212.

Date of first use, November 2007. This report is to be preceded or accompanied by a Prospectus.

All indices are unmanaged groupings of stocks that are not available for investment.

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Multi-Cap Fund — Jim Stratton

Q.	During the third quarter, what changes in the portfolio did you make in response to the sub-prime mortgage mess and the liquidity crisis in marginal debt?

A.	We reviewed the entire portfolio and chose to sell the two investment bankers, Morgan Stanley and Lehman Brothers Holdings, as they were likely to suffer significant losses in their fixed income trading portfolios. We also chose to sell CIT Group and Citigroup in an effort to reduce our banking position even more. Banking now represents only 2% of the portfolio, substantially underweighted for a value manager.

Q.	At 16.4%, Technology has become the second largest industry within the portfolio. This is an unlikely industry to find in a value oriented portfolio. Why is it so large?

A.	Technology represents several trends that are positive at this time. It is one of the most international of U.S. businesses. Many of the companies in our portfolio have at least 50% of their sales coming from international markets. Secondly, corporations are flush with cash and prepared to spend money on capital projects that improve worker productivity or reduce demands for energy. Technology is one of the beneficiaries of this capital spending. Most of our technology companies have very little exposure to the down side of big ticket consumer spending.

Portfolio holdings are as of 9/30/07, they are subject to change at any time.

The performance data quoted represents past performance and does not guarantee future results.

Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Multi-Cap Fund with all dividend income and capital gains distributions reinvested.

FUND HIGHLIGHTS September 30, 2007 (unaudited)

Stratton Multi-Cap Fund

	September 30, 2007	June 30, 2007
Total Net Assets	$98,327,095	$101,298,466
Net Asset Value Per Share	$45.05	$45.16
Shares Outstanding	2,182,660	2,243,262

Quarterly Portfolio Changes

New Holdings (Percentage of Total Net Assets)	Eliminated Holdings
Archer-Daniels-Midland Co. (1.3%)	Caterpillar, Inc.
Goodrich Corp. (1.3%)	CIT Group, Inc.
Owens-Illinois, Inc. (1.3%)	Citigroup, Inc.
Seagate Technology (1.3%)	Electronic Data Systems Corp.
Johnson & Johnson
Lehman Brothers Holdings, Inc.
Morgan Stanley

Industry Categories (Percentage of Total Net Assets)
Energy	26.7%	Consumer Services	4.8%	Telecommunications	1.7%
Technology	16.4%	Transportation	3.3%	Business Services	1.3%
Insurance/Services	10.9%	Industrial	2.8%	Consumer Staples	1.3%
Capital Goods	10.8%	Banking/Financial	2.0%	Retailing	1.1%
Basic Materials	9.2%	Utilities	1.9%	Health Care	1.1%

Ten Largest Holdings*

	Market Value	Percent of TNA
Valero Energy Corp.	$7,470,416	7.6%
Penn Virginia Corp.	5,277,600	5.4
NCR Corp.	4,980,000	5.1
AMETEK, Inc.	4,862,250	4.9
The Charles Schwab Corp.	4,752,000	4.8
Freeport-McMoRan Copper & Gold, Inc.	4,195,600	4.3
Occidental Petroleum Corp.	3,844,800	3.9
Textron, Inc.	3,732,600	3.8
XTO Energy, Inc.	3,710,379	3.8
Vulcan Materials Co.	3,566,000	3.6
	$46,391,645	47.2%

*	Excludes short-term holdings.

Portfolio holdings are subject to change and may not represent current compositions of the portfolio.

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Monthly Dividend REIT Shares — Jim Beers

Q.	How has the Fund performed during 2007?

A.	As mentioned previously this year, the REIT sector has experienced significant volatility this year. During the quarter ended September 30, 2007, the Fund had a total return of -0.20%. SMDS lagged the Morgan Stanley REIT Index return of +2.41% and the NAREIT Equity Index return of +2.59%. Year-to-date through the end of September, SMDS had a total return of -4.75% which is slightly worse than the Morgan Stanley REIT Index performance of -4.20% and the NAREIT Equity Index return of -3.46%.

Q.	Has your outlook for REITs changed during this volatile period?

A.	Not really. We see the addition of REIT stocks to any investor’s portfolio as part of a long-term asset allocation program. REITs can add to an investor’s cash flow while at the same time dampen the entire portfolio’s volatility. Though REITs have seen their share of volatile trading days this year so have many other areas of the market. We urge investors to be patient and to add to positions when the stocks trade down. We remind our shareholders of the strong performance of REITs over the last several years and we take a long-term view when it comes to all of our funds.

Q.	What areas within the REIT sector are you emphasizing?

A.	Our REIT sector weightings have not changed much throughout the year, though our weighting in the Office sector has dropped, primarily due to several all cash buyouts. We also eliminated one small position in SL Green Realty Corp., a Manhattan based Office REIT. After we received the proceeds from these transactions, we did not replace these Office sector stocks with new Office names. At the time, we felt that valuations of that group had risen and potential buy candidates did not look attractive. The other weightings have remained relatively constant, as we have been comfortable with both Apartments and Health Care during an uncertain economic environment. We continue to emphasize the stability of income produced by REITs in the Health Care group.

Portfolio holdings are as of 9/30/07, they are subject to change at any time.

Real Estate Funds may be subject to a higher degree of market risk because of concentration in a specific industry or geographic sector. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers.

The performance data quoted represents past performance and does not guarantee future results.

Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Monthly Dividend REIT Shares with all dividend income and capital gains distributions reinvested.

FUND HIGHLIGHTS September 30, 2007(unaudited)

Stratton Monthly Dividend REIT Shares

	September 30, 2007	June 30, 2007
Total Net Assets	$125,399,146	$136,741,337
Net Asset Value Per Share	$33.61	$34.08
Shares Outstanding	3,730,917	4,012,303

Quarterly Portfolio Changes

New Holdings (Percentage of Total Net Assets)	Eliminated Holdings
None	SL Green Realty Corp.
TravelCenters of America LLC

Industry Categories (Percentage of Total Net Assets)
Health Care	26.3%	Regional Malls	7.2%
Apartments	18.4%	Net Lease	6.3%
Office	12.2%	Diversified	5.6%
Industrial	10.0%	Shopping Centers	1.0%
Lodging	8.9%

Ten Largest Holdings*

	Market Value	Percent of TNA
Ventas, Inc.	$6,003,000	4.8%
National Retail Properties, Inc.	5,485,500	4.4
Nationwide Health Properties, Inc.	5,423,400	4.3
Glimcher Realty Trust	5,052,500	4.0
EastGroup Properties, Inc.	4,978,600	4.0
National Health Investors, Inc.	4,945,600	3.9
Apartment Investment & Management Co. Class A	4,738,650	3.8
Liberty Property Trust	4,708,591	3.8
Hospitality Properties Trust	4,674,750	3.7
Lexington Realty Trust	4,602,300	3.7
	$50,612,891	40.4%

*	Excludes short-term holdings

Portfolio holdings are subject to change and may not represent current compositions of the portfolio.

Special Note — REITs typically have some component of return of capital in their dividend distributions. The exact amount of the taxability of dividends is often difficult for these companies to determine until late January. Our auditors then must determine the Fund’s own taxability of its distributions before we can send Forms 1099-DIV to shareholders. This year, like most REIT funds, SMDS will file an extension with the Internal Revenue Service that will allow for a mailing date after the traditional January 31st deadline. Therefore, Forms 1099-DIV for SMDS will not be available until the end of February. Please plan your tax return filing with this in mind.

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Small-Cap Value Fund — Jerry Van Horn

Q.	How did the Fund perform during the third quarter of 2007?

A.	For the third quarter of 2007, Stratton Small-Cap Value Fund posted a total return of -3.11% compared to the Russell 2000 Value Index return of -6.26% and the Russell 2000 Index return of -3.08%. The quarter got off to a rocky start as fears of a massive credit crunch brought about by an increasingly weak sub-prime mortgage market caused a broad market sell-off in July. The small-cap market, and small-cap value segment in particular, suffered most as the Russell 2000 and Russell 2000 Value Indices declined -6.84% and -8.51%, respectively. As the credit situation stabilized somewhat in August, most major indices rebounded from their July lows and small-caps managed to outperform slightly. The Russell 2000 Value Index posted a return of +2.00% for the month. The recovery continued into September, fueled mainly by a mid-month Fed cut. Although the Fed may achieve some level of success in heading off any long-lasting credit issues, it remains to be seen whether lower Fed Funds rates can limit the downside in the housing market or support the overextended consumer.

Q.	What areas of the portfolio helped or hurt relative performance during the quarter?

A.	The sources of the Fund’s relative outperformance during the quarter were widespread, coming from the Consumer Discretionary, Materials & Processing, Technology, Producer Durables and Consumer Staples sectors. Areas of the portfolio which weighed on relative performance during the quarter were Health Care and Energy. Although the Fund experienced positive sector selection from both groups, negative stock selection outweighed any benefits from our overexposure.

Q.	What are the portfolio’s largest sector over/underexposures relative to the benchmark?

A.	During the quarter, we continued to find attractive valuations and fundamentals in the Energy, Health Care and Technology sectors and are overweight to those areas relative to the Russell 2000 Value Index. Sectors where the Fund is underexposed relative to the benchmark include Financial Services, Consumer Discretionary and Materials & Processing.

Portfolio holdings are as of 9/30/07, they are subject to change at any time.

Small company stocks are generally riskier than larger company stocks due to greater volatility and less liquidity. The performance data quoted represents past performance and does not guarantee future results.

Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Small-Cap Value Fund with all dividend income and capital gains distributions reinvested.

FUND HIGHLIGHTS September 30, 2007 (unaudited)

Stratton Small-Cap Value Fund

	September 30, 2007	June 30, 2007
Total Net Assets	$783,229,268	$862,525,665
Net Asset Value Per Share	$50.20	$51.81
Shares Outstanding	15,602,475	16,647,512

Quarterly Portfolio Changes

New Holdings (Percentage of Total Net Assets)	Eliminated Holdings
Exterran Holdings, Inc. (1.5%)	Alaska Air Group, Inc.
Armor Holdings, Inc.
BankAtlantic Bancorp, Inc. Class A
BankUnited Financial Corp. Class A
Innkeepers USA Trust
Komag, Inc.
Universal Compression Holdings, Inc.

Industry Categories (Percentage of Total Net Assets)
Technology	15.6%	REITs	6.8%	Business Services	2.3%
Banking/Financial	13.1%	Utilities	6.2%	Aerospace/Defense	1.8%
Energy	11.6%	Consumer Staples	5.0%	Entertainment	1.6%
Health Care	11.0%	Basic Materials	4.2%	Insurance/Services	1.4%
Capital Goods	9.5%	Retailing	4.2%	Transportation	0.7%

Ten Largest Holdings*
	Market Value	Percent of TNA
Terex Corp.	$20,029,500	2.6%
Anixter International, Inc.	19,515,915	2.5
Schnitzer Steel Industries, Inc. Class A	17,956,050	2.3
CommScope, Inc.	17,584,000	2.2
ON Semiconductor Corp.	17,081,600	2.2
Sciele Pharma, Inc.	16,913,000	2.2
GameStop Corp. Class A	16,721,412	2.1
Amedisys, Inc.	15,931,493	2.0
Energen Corp.	15,690,864	2.0
Affiliated Managers Group, Inc.	15,333,078	2.0
	$172,756,912	22.1%

*	Excludes short-term holdings.

Portfolio holdings are subject to change and may not represent current compositions of the portfolio.

SCHEDULE OF INVESTMENTS September 30, 2007 (unaudited)

Stratton Multi-Cap Fund

	Number of Shares	Market Value
COMMON STOCKS – 95.3%
Banking/Financial – 2.0%
Commerce Bancorp, Inc. (NJ)	50,000	$1,939,000

Basic Materials – 9.2%
Freeport-McMoRan Copper & Gold, Inc.	40,000	4,195,600
Owens-Illinois, Inc.†	31,000	1,284,950
Vulcan Materials Co.	40,000	3,566,000

		9,046,550

Business Services – 1.3%
Waste Management, Inc.	35,000	1,320,900

Capital Goods – 10.8%
Goodrich Corp.	19,000	1,296,370
Ingersoll-Rand Co., Ltd. Class A	20,000	1,089,400
Rockwell Automation, Inc.	45,000	3,127,950
Terex Corp.†	15,000	1,335,300
Textron, Inc.	60,000	3,732,600

		10,581,620

Consumer Services – 4.8%
The Charles Schwab Corp.	220,000	4,752,000

Consumer Staples – 1.3%
Archer-Daniels-Midland Co.	37,000	1,223,960

Energy – 26.7%
Chesapeake Energy Corp.	88,000	3,102,880
EOG Resources, Inc.	40,000	2,893,200
Occidental Petroleum Corp.	60,000	3,844,800
Penn Virginia Corp.	120,000	5,277,600
Valero Energy Corp .	111,200	7,470,416
XTO Energy, Inc.	60,000	3,710,379

		26,299,275

Health Care – 1.1%
Abbott Laboratories	20,000	1,072,400

Industrial – 2.8%
Parker Hannifin Corp.	25,000	2,795,750

Insurance/Services – 10.9%
The Allstate Corp.	30,000	1,715,700
American International Group, Inc.	10,000	676,500
Hartford Financial Services Group, Inc.	15,000	1,388,250
Lincoln National Corp.	20,000	1,319,400
MetLife, Inc.	25,000	1,743,250
Torchmark Corp.	15,000	934,800
UnitedHealth Group, Inc.	27,500	1,331,825
WellPoint, Inc†	20,000	1,578,400

		10,688,125

Retailing – 1.1%
McDonald’s Corp.	20,000	1,089,400

Technology – 16.4%
AMETEK, Inc.	112,500	4,862,250
Corning, Inc.	60,000	1,479,000
Harris Corp.	40,000	2,311,600
International Business Machines Corp.	10,000	1,178,000
NCR Corp.†	100,000	4,980,000
Seagate Technology	50,000	1,279,000

		16,089,850

Telecommunications – 1.7%
AT&T, Inc.	40,000	1,692,400

Transportation – 3.3%
Burlington Northern Santa Fe Corp	40,000	3,246,800

Utilities – 1.9%
PPL Corp.	40,000	1,852,000

Total Common Stocks
(Cost $49,845,632)		93,690,030

	Principal Amount
SHORT-TERM INVESTMENTS – 4.7%
PNC Bank Money Market Account 4.50%, due 10/01/07	$4,634,446	4,634,446

Total Short-Term Investments
(Cost $4,634,446)		4,634,446

Total Investments — 100.0%
(Cost $54,480,078*)		98,324,476

Other Assets Less Liabilities — 0.0%		2,619

NET ASSETS — 100.0%		$98,327,095

* Aggregate cost is $54,480,078 and net unrealized appreciation is as follows:

Gross unrealized appreciation		$43,947,915
Gross unrealized depreciation		(103,517)

Net unrealized appreciation		$43,844,398

† Non-income producing security

See accompanying notes to Schedules of Investments.

SCHEDULE OF INVESTMENTS September 30, 2007 (unaudited)

Stratton Monthly Dividend REIT Shares

	Number of Shares	Market Value
COMMON STOCKS – 95.9%
Apartments – 18.4%
Apartment Investment & Management Co. Class A	105,000	$4,738,650
Archstone-Smith Trust	50,000	3,007,000
Camden Property Trust	70,000	4,497,500
Education Realty Trust, Inc.	10,000	135,000
Equity Residential	50,000	2,118,000
Mid-America Apartment Communities, Inc.	90,000	4,486,500
UDR, Inc.	170,000	4,134,400

		23,117,050

Diversified – 5.6%
Colonial Properties Trust	70,000	2,401,000
Lexington Realty Trust	230,000	4,602,300

		7,003,300

Health Care – 26.3%
HCP, Inc.	125,800	4,172,786
Health Care REIT, Inc.	90,000	3,981,600
Healthcare Realty Trust, Inc.	120,000	3,199,200
Medical Properties Trust, Inc.	100,000	1,332,000
National Health Investors, Inc.	160,000	4,945,600
Nationwide Health Properties, Inc.	180,000	5,423,400
Universal Health Realty Income Trust	110,000	3,908,300
Ventas, Inc.	145,000	6,003,000

		32,965,886

Industrial – 10.0%
DCT Industrial Trust, Inc.	150,000	1,570,500
EastGroup Properties, Inc.	110,000	4,978,600
First Industrial Realty Trust, Inc.	109,000	4,236,830
First Potomac Realty Trust	82,600	1,800,680

		12,586,610

Lodging – 8.9%
Equity Inns, Inc.	135,000	3,048,300
Hospitality Properties Trust	115,000	4,674,750
Sunstone Hotel Investors, Inc.	135,000	3,461,400

		11,184,450

Net Lease – 6.3%
Getty Realty Corp.	90,000	2,448,000
National Retail Properties, Inc.	225,000	5,485,500

		7,933,500

Office – 12.2%
Brandywine Realty Trust	150,000	3,796,500
Highwoods Properties, Inc.	95,000	3,483,650
Liberty Property Trust	117,100	4,708,591
Parkway Properties, Inc.	75,000	3,310,500

		15,299,241

Regional Malls – 7.2%
Glimcher Realty Trust	215,000	5,052,500
Pennsylvania Real Estate Investment Trust	100,000	3,894,000

		8,946,500

Shopping Centers – 1.0%
Urstadt Biddle Properties, Inc. Class A	80,000	1,237,600

Total Common Stocks
(Cost $92,654,712)		120,274,137

	Principal Amount
SHORT-TERM INVESTMENTS – 3.8%
PNC Bank Money Market Account 4.50%, due 10/01/07	$4,693,974	4,693,974

Total Short-Term Investments
(Cost $4,693,974)		4,693,974

Total Investments — 99.7%
(Cost $97,348,686*)		124,968,111

Other Assets Less Liabilities — 0.3%		431,035

NET ASSETS — 100.0%		$125,399,146

* Aggregate cost is $97,348,686 and net unrealized appreciation is as follows:

Gross unrealized appreciation		$30,875,534
Gross unrealized depreciation		(3,256,109)

Net unrealized appreciation		$27,619,425

See accompanying notes to Schedules of Investments.

SCHEDULE OF INVESTMENTS September 30, 2007 (unaudited)

Stratton Small-Cap Value Fund

	Number of Shares	Market Value
COMMON STOCKS – 95.0%
Aerospace/Defense – 1.8%
Moog, Inc. Class A†	311,925	$13,705,985

Banking/Financial – 13.1%
Affiliated Managers Group, Inc.†	120,250	15,333,078
BancorpSouth, Inc.	486,000	11,809,800
Eaton Vance Corp.	80,000	3,196,800
First Midwest Bancorp, Inc.	360,000	12,297,600
Sterling Bancshares, Inc.	750,000	8,557,500
Sterling Financial Corp.	409,750	11,026,372
SVB Financial Group†	315,000	14,918,400
UCBH Holdings, Inc.	682,000	11,921,360
Webster Financial Corp.	268,000	11,288,160
WSFS Financial Corp.	35,000	2,184,000

		102,533,070

Basic Materials – 4.2%
Century Aluminum Co.†	285,000	15,005,250
Schnitzer Steel Industries, Inc. Class A	245,000	17,956,050

		32,961,300

Business Services – 2.3%
Aaron Rents, Inc.	499,500	11,138,850
Labor Ready, Inc.†	360,000	6,663,600

		17,802,450

Capital Goods – 9.5%
Cascade Corp.	176,500	11,502,505
Crane Co.	305,000	14,630,850
DRS Technologies, Inc.	272,395	15,014,412
Terex Corp.†	225,000	20,029,500
United Rentals, Inc.†	406,800	13,086,756

		74,264,023

Consumer Staples – 5.0%
Casey’s General Stores, Inc.	460,000	12,742,000
Ralcorp Holdings, Inc.†	240,000	13,396,800
Ruddick Corp.	399,000	13,382,460

		39,521,260

Energy – 11.6%
Cabot Oil & Gas Corp.	278,100	9,777,996
Exterran Holdings, Inc.†	145,000	11,649,300
Foundation Coal Holdings, Inc.	200,000	7,840,000
Helix Energy Solutions Group, Inc.†	261,624	11,108,555
Hercules Offshore, Inc.†	390,000	10,182,900
Penn Virginia Corp.	186,200	8,189,076
Petrohawk Energy Corp.†	328,460	5,393,313
Superior Energy Services, Inc.†	405,000	14,353,200
TETRA Technologies, Inc.†	576,800	12,193,552

		90,687,892

Entertainment – 1.6%
Isle of Capri Casinos, Inc.†	253,100	4,922,795
Landry’s Restaurants, Inc.	297,400	7,869,204

		12,791,999

Health Care – 11.0%
Amedisys, Inc.†	414,667	15,931,493
CONMED Corp.†	226,000	6,325,740
Henry Schein, Inc.†	88,500	5,384,340
LifePoint Hospitals, Inc.†	350,000	10,503,500
Respironics, Inc.†	200,000	9,606,000
Sciele Pharma, Inc.†	650,000	16,913,000
ViroPharma, Inc.†	990,000	8,811,000
West Pharmaceutical Services, Inc.	301,100	12,543,826

		86,018,899

Insurance/Services – 1.4%
Selective Insurance Group, Inc.	505,200	10,750,656

REITs – 6.8%
Equity Inns, Inc.	209,500	4,730,510
FelCor Lodging Trust, Inc.	581,000	11,579,330
Medical Properties Trust, Inc.	1,025,000	13,653,000
Nationwide Health Properties, Inc.	400,000	12,052,000
Sunstone Hotel Investors, Inc.	446,500	11,448,260

		53,463,100

Retailing – 4.2%
GameStop Corp. Class A†	296,742	16,721,412
The Gymboree Corp.†	340,000	11,981,600
Oxford Industries, Inc.	112,000	4,045,440

		32,748,452

Technology – 15.6%
Anixter International, Inc.†	236,700	19,515,915
Avocent Corp.†	508,000	14,792,960
Belden, Inc.	324,600	15,226,986
CommScope, Inc.†	350,000	17,584,000
Digital River, Inc.†	160,000	7,160,000
OmniVision Technologies, Inc.†	395,000	8,978,350
ON Semiconductor Corp.†	1,360,000	17,081,600
Packeteer, Inc.†	1,075,000	8,170,000
Parametric Technology Corp.†	785,000	13,674,700

		122,184,511

Transportation – 0.7%
Freightcar America, Inc.	140,000	5,348,000

See accompanying notes to Schedules of Investments.

SCHEDULE OF INVESTMENTS September 30, 2007 (unaudited) (continued)

Stratton Small-Cap Value Fund

	Number of Shares	Market Value
Utilities – 6.2%
Avista Corp	465,000	$9,462,750
El Paso Electric Co.†	549,000	12,698,370
Energen Corp.	274,700	15,690,864
Southwest Gas Corp.	390,000	11,033,100

		48,885,084

Total Common Stocks
(Cost $614,869,306)		743,666,681

	Principal Amount	Market Value
SHORT-TERM INVESTMENTS – 4.9%
PNC Bank Money Market Account 4.50%, due 10/01/07	$38,408,746	$38,408,746

Total Short-Term Investments
(Cost $38,408,746)		38,408,746

Total Investments — 99.9%
(Cost $653,278,052*)		782,075,427
Other Assets Less Liabilities — 0.1%		1,153,841

NET ASSETS — 100.0%		$783,229,268

REIT – Real Estate Investment Trust * Aggregate cost is $653,278,052 and net unrealized appreciation is as follows:

Gross unrealized appreciation		$169,187,129
Gross unrealized depreciation		(40,389,754)

Net unrealized appreciation		$128,797,375

†	Non-income producing security

See accompanying notes to Schedules of Investments.

NOTES TO SCHEDULES OF INVESTMENTS

September 30, 2007 (unaudited)

Note A. Security Valuation – Securities listed or admitted to trading on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. Securities traded in the over-the-counter market are valued at the official closing price if carried in the National Market Issues section by NASDAQ; other over-the-counter securities are valued at the mean between the closing bid and asked prices obtained from a principal market maker. All other securities and assets, for which no quotations are readily available, are valued at their “fair value” as determined in good faith by the Boards of Directors of the Funds. Some of the more common reasons that may necessitate that a security be valued at “fair value” include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; or the security has not been traded for an extended period of time.

Note B. Tax Disclosure – No provision for Federal income taxes is required since the Funds intend to continue to comply with all requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains to shareholders. Federal income tax regulations differ from accounting principals generally accepted in the United States of America; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of September 30, 2007.

For additional information regarding the accounting policies of the Funds, refer to the most recent financial statements in the N-CSR filing at www.sec.gov.

SHAREHOLDER INFORMATION

General Information on the Funds

Requests for a Prospectus, application, financial information including past performance figures or any additional information on the Funds and the available programs should be directed to the Funds’ toll free number at 1-800-634-5726.

Please visit our web site at www.strattonfunds.com to stay up to date on the Funds’ performance and to learn more about the Funds and the services we offer such as our Stratton Funds News Alert. The Alert keeps subscribers informed of any television programs and financial publications that feature our managers. In addition, it features updates on the Funds, bringing insight from our portfolio managers, and addresses changes in the markets and how they affect the Funds’ performance.

Share Price Information

The Funds’ daily NAVs can be found on our website at www.strattonfunds.com. The Funds’ stock ticker symbols for SMCF, SMDS and SSCV are STRGX, STMDX and STSCX, respectively.

Minimum Investment

The minimum amount for the initial purchase of shares of the Funds is $2,000 each for non-retirement accounts. Subsequent purchases may be made in amounts of $100 or more. There is no minimum amount for initial or subsequent investments in retirement accounts.

Redemption Fees

The Funds will assess a redemption fee of 1.50% of the total redemption proceeds if shares are sold or exchanged within 120 days after the purchase date. This fee is retained by the Funds to offset the brokerage commissions, market impact and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the redemption fee applies, the shares that have been held the longest will be redeemed first. The fee does not apply to shares purchased through reinvested dividends or capital gains.

Dividends and Distributions

SMDS pays monthly dividends from net investment income. SMDS has made certain investments in REITs that pay dividends to their shareholders based on available funds from operations. It is quite common for these dividends to exceed a REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. SMDS intends to include the gross dividends from such REITs in its monthly distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may be reclassified as a return of capital at the end of the fiscal year. Such information will be mailed to shareholders on I.R.S. Form 1099DIV in late February. SMCF and SSCV pay dividends, if any, from net investment income semi-annually and annually, respectively. Each Fund makes distributions of capital gains, if any, at least annually. Dividends and distributions may be reinvested in additional shares of the Funds.

SHAREHOLDER INFORMATION (continued)

Available Programs

Automatic Investment Plan

Shares of a Fund may be purchased through our Automatic Investment Plan. This plan provides a convenient method by which investors may have monies debited directly from their checking, savings or bank money market accounts for investment in a Fund. Participation in this plan requires a $2,000 initial minimum balance and a minimum monthly investment of $100. Only an account maintained at a domestic financial institution that is an Automated Clearing House member may be so designated.

Systematic Cash Withdrawal Plan

Shares of a Fund may be redeemed through our Systematic Cash Withdrawal Plan. Participation in this plan requires an initial minimum account balance of $10,000 and a minimum monthly withdrawal of $50.

Retirement and Education Plans

Shares of the Funds are available for purchase through individual retirement accounts, other retirement plans and education savings accounts. Applications for these plans and further details about procedures to be followed are available by calling 1-800-634-5726.

Existing Shareholder Account Services

Shareholders seeking information regarding their accounts and other Fund services, and shareholders executing redemption requests, should call 1-800-472-4266 or write the transfer agent at the following addresses:

via First Class Mail	via Overnight Courier

Stratton Mutual Funds c/o PFPC Inc. P. O. Box 9801 Providence, RI 02940	Stratton Mutual Funds c/o PFPC Inc. 101 Sabin Street Pawtucket, RI 02860-1427

Investment Portfolio Activities

Questions regarding any of the Funds’ investment portfolios should be directed to the Funds’ Advisor:

Stratton Management Company

Plymouth Meeting Executive Campus

610 W. Germantown Pike, Suite 300

Plymouth Meeting, PA 19462-1050

1-800-578-8261

Please do not send account related correspondence to the Advisor. Doing so may delay the processing of your account related request.

DIRECTORS

Lynne M. Cannon	Richard W. Stevens	H. Drake Williams, Jr.

George W. Graner	James W. Stratton	Joel H. Wilson

John J. Lombard, Jr.	Frank Thomas

OFFICERS

James W. Stratton Chairman Stratton Mutual Funds John A. Affleck, CFA President Stratton Multi-Cap Fund	James A. Beers President Stratton Monthly Dividend REIT Shares Gerald M. Van Horn, CFA President Stratton Small-Cap Value Fund Joanne E. Kuzma Chief Compliance Officer	Patricia L. Sloan Secretary & Treasurer Brigid E. Hummel Assistant Secretary & Assistant Treasurer Michelle A. Whalen Assistant Secretary & Assistant Treasurer

INVESTMENT ADVISOR

Stratton Management Company Plymouth Meeting Executive Campus 610 W. Germantown Pike, Suite 300 Plymouth Meeting, PA 19462-1050

TRANSFER AGENT & DIVIDEND PAYING AGENT

PFPC Inc. 760 Moore Road King of Prussia, PA 19406-1212 1-800-472-4266

CUSTODIAN BANK

PFPC Trust Company
The Eastwick Center, 8800 Tinicum Boulevard Philadelphia, PA 19153

Visit the Stratton Mutual Funds web

site at www.strattonfunds.com

Item 2.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Stratton Multi-Cap Fund, Inc.

By (Signature and Title)*	/s/ James W. Stratton
James W. Stratton,
Chief Executive Officer
(principal executive officer)

Date October 22, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James W. Stratton
James W. Stratton,
Chief Executive Officer
(principal executive officer)

Date October 22, 2007

By (Signature and Title)*	/s/ James A. Beers
James A. Beers,
Chief Financial Officer
(principal financial officer)

Date October 22, 2007

*	Print the name and title of each signing officer under his or her signature.